Exhibit 99.3

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

Set forth below is unaudited pro forma consolidated financial data for Safety Products Holdings, Inc. (“Safety Products”), as the successor to NSP Holdings L.L.C. (“NSP Holdings”). The unaudited consolidated financial data set forth below were derived by the application of pro forma adjustments to NSP Holdings’ and Safety Products’ historical financial statements.

The unaudited pro forma statement of operations data for the nine months ended October 1, 2005 and the year ended December 31, 2004 give pro forma effect to (1) the offering by Safety Products of $25.0 million 11 3/4% Senior Pay in Kind Notes due 2012 and the application of the net proceeds thereof, (2) the consummation of the acquisition by Safety Products of all the issued and outstanding equity interests of the subsidiaries of NSP Holdings and the related financing transactions (the “Norcross Transaction”), (3) the issuance by NSP Holdings and NSP Holdings Capital Corp. (“NSP Capital”) of $100 million 11 3/4% Senior Pay in Kind Notes due 2012 (the “Existing Holdings Notes”), (4) the assumption by Safety Products of the obligations of NSP Holdings under the Existing Holdings Notes, and (5) the acquisition by Norcross Safety Products L.L.C. (“Norcross”) of The Fibre-Metal Products Company (“Fibre-Metal”) on November 1, 2005 (the “FMP Transaction”), in each case as if these transactions had occurred on January 1, 2004. The unaudited pro forma balance sheet data as of October 1, 2005 presented herein gives pro forma effect to the FMP Transaction, while the other foregoing items occurred prior to October 1, 2005, and are therefore reflected in the October 1, 2005 historical balance sheet.

The unaudited pro forma consolidated balance sheet as of October 1, 2005 has been derived from combining the balance sheets of Safety Products and Fibre-Metal and applying the pro forma adjustments described in the accompanying notes. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 has been derived from combining the historical statements of NSP Holdings and Fibre-Metal and applying the pro forma adjustments described in the accompanying notes. The unaudited pro forma consolidated statement of operations for the nine months ended October 1, 2005 has been derived from combining (1) the historical statement of operations for NSP Holdings for the period from January 1, 2005 through July 19, 2005, (2) the historical statement of operations for Safety Products for the period from July 20, 2005 through October 1, 2005, and (3) the historical statement of operations for Fibre-Metal for the nine months ended September 30, 2005 and applying the pro forma adjustments described in the accompanying notes.

The adjustments give pro forma effect to the FMP Transaction, which will be accounted for as a purchase in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.” The total purchase price will be allocated to net assets acquired and liabilities assumed based upon estimates of fair value. The pro forma adjustments were based on a preliminary assessment of the fair value of the tangible and intangible assets and liabilities by management. The final purchase price allocation will be based on a formal valuation analysis by an outside appraisal firm and may include an adjustment to the amounts recorded for the value of inventory, property, plant and equipment, identifiable intangible assets and goodwill.

The adjustments to the unaudited pro forma consolidated statements of operations are based upon available information and certain assumptions that Safety Products’ believes are reasonable. You should read the unaudited pro forma consolidated financial data and the accompanying notes in conjunction with the audited historical financial statements and the accompanying notes thereto and the other financial information contained in Safety Products’ Registration Statement on Form S-4 (Registration No. 333-130361).

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF OCTOBER 1, 2005
(in thousands)

	Safety Products	Fibre- Metal	Pro Forma Adjustments		Safety Products Pro Forma
Assets
Current assets:
Cash and cash equivalents	$4,241	3,089	$(3,064	)(1)	$4,266
Accounts receivable, net	73,919	5,549			79,468
Inventories	90,479	6,178			96,657
Deferred income taxes	61	—			61
Prepaid expenses and other current assets	2,494	618	(300	)(2)	2,812
Total current assets	171,194	15,434	(3,364)		183,264

Property, plant, and equipment, net	63,838	5,430	(2,397	)(3)	66,871
Deferred financing costs, net	19,212	—	1,275	(4)	20,487
Goodwill	116,817	—	56,172	(5)	172,989
Other intangible assets, net	238,405	—			238,405
Other noncurrent assets	5,564	1,011	(721	)(2)	5,854
Total assets	$615,030	$21,875	$50,965		$687,870

Liabilities and equity
Current liabilities:
Accounts payable	20,667	1,515			22,182
Accrued expenses	26,809	1,224			28,033
Current maturities of long- term obligations	938	—			938
Total current liabilities	48,414	2,739	—		51,153

Pension, postretirement, and deferred compensation	32,571	932	(831	)(6)	32,672
Long-term obligations	373,981	1,806	68,194	(7)	443,981
Other noncurrent liabilities	1,620	—			1,620
Deferred income taxes	50,861	—			50,861
Minority interest	175	—			175
	459,208	2,738	67,363		529,309

Equity:
Common shares	109,670	—			109,670
Contributed capital	—	1,940	(1,940	)(8)	—
Accumulated deficit	(5,023)	14,679	(14,679	)(8)	(5,023)
Accumulated other comprehensive income (loss)	2,761	(221)	221	(8)	2,761
Total equity (deficit)	107,408	16,398	(16,398)		107,408
Total liabilities and equity (deficit)	$615,030	$21,875	$50,965		$687,870

See accompanying notes to the unaudited pro forma consolidated financial information.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED OCTOBER 1, 2005
(in thousands)

	NSP Holdings January 1, 2005 through July 19, 2005	Safety Products July 20, 2005 through October 1, 2005	Combined Nine Months ended October 1, 2005	Fibre-Metal	Pro Forma Adjustments		Safety Products Pro Forma
Statement of Operations Data:
Net sales	$273,074	$85,738	$358,812	$26,508			$385,320
Cost of goods sold	171,645	58,271	229,916	13,216	$(3,257	)(9)	241,254
					1,379	(10)
Gross profit	101,429	27,467	128,896	13,292	1,878		144,066
Operating expenses:
Selling	26,892	8,413	35,305	1,852			37,157
Distribution	14,634	4,427	19,061	2,021			21,082
General and administrative	24,956	7,834	32,790	4,004	434	(11)	37,228
Amortization of intangibles	329	4,732	5,061	—	1,442	(12)	6,503
Management incentive compensation	16,388	—	16,388	—			16,388
Total operating expenses	83,199	25,406	108,605	7,877	1,876		118,358
Income from operations	18,230	2,061	20,291	5,415	2		25,708
Other expense (income):
Interest expense	24,584	7,151	31,735	140	1,254	(13)	34,908
					(110	)(14)
					7,935	(15)
					(9,244	)(16)
					17	(17)
					3,317	(18)
					(136	)(19)
Interest income	(914)	(39)	(953)	(2)	450	(20)	(505)
Seller transaction expenses	4,646	—	4,646	—	(4,646(21)		—
Other, net	745	(110)	635	(6)			629
(Loss) income before income taxes and minority interest	(10,831)	(4,941)	(15,772)	5,283	1,165		(9,324)
Income tax expense	3,619	84	3,703	580	—		4,283
Minority interest	13	(2)	11	—	—		11
Net (loss) income	$(14,463)	$(5,023)	$(19,486)	$4,703	$1,165		$(13,618)

See accompanying notes to the unaudited pro forma consolidated financial information.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
(in thousands)

	Safety
	NSP	Fibre-	Pro Forma		Products
	Holdings	Metal	Adjustments		Pro Forma
Statement of Operations Data:
Net sales	$440,280	$30,684			$470,964
Cost of goods sold	281,924	15,709	$2,364	(10)	299,997
Gross profit	158,356	14,975	(2,364)		170,967
Operating expenses:
Selling	41,901	2,690			44,591
Distribution	22,452	2,463			24,915
General and administrative	41,721	4,859	744	(11)	47,324
Amortization of intangibles	517	—	11,592	(12)	12,109
Strategic alternatives	616	—			616
Total operating expenses	107,207	10,012	12,336		129,555
Income (loss) from operations	51,149	4,963	(14,700)		41,412
Other expense (income):
Interest expense	35,962	191	12,095	(13)	43,297
			(6,150	)(14)
			11,421	(15)
			(14,530	)(16)
			37	(17)
			4,462	(18)
			(191	)(19)
Interest income	(213)	(14)			(227)
Other, net	1,539	2			1,541
Income (loss) before income taxes and minority interest	13,861	4,784	(21,844)		(3,199)
Income tax expense	3,195	439			3,634
Minority interest	25	—			25
Net income (loss)	$10,641	$4,345	$(21,844)		$(6,858)

See accompanying notes to the unaudited pro forma consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
(in thousands)

(1)             To eliminate cash not acquired related to the FMP Transaction.

(2)             Represents assets not acquired related to the FMP Transaction.

(3)             Represents property, plant, and equipment not acquired related to the FMP Transaction.

(4)             Represents deferred financing fees on additional term loan related to the FMP Transaction.

(5)             Excess of purchase price over net assets acquired related to the FMP Transaction.

(6)             Represents liabilities not assumed related to the FMP Transaction.

(7)             Represents term loan borrowing of $65,000 and revolver borrowings of $5,000, net of debt not assumed of $1,806 related to the FMP Transaction.

(8)             Represents elimination of existing equity accounts related to the FMP Transaction.

(9)             To eliminate impact of inventory step-up related to fair value adjustment recorded as part of the Norcross Transaction.

(10)       Represents additional depreciation expense related to fair value adjustment on property, plant and equipment recorded as part of the Norcross Transaction.

(11)       Represents additional depreciation expense related to fair value adjustment on property, plant and equipment recorded as part of the Norcross Transaction.

(12)       Represents additional amortization of intangible assets related to the Norcross Transaction.

(13)       Represents increase in interest expense to reflect issuance of the Existing Holdings Notes as follows:

	Year ended	Nine Months ended
	December 31, 2004	October 1, 2005
Increase in PIK interest on the Existing Holdings Notes at 11.75%	$12,095	$1,254

(14)       Represents decrease in interest expense to reflect the use of proceeds from the issuance of the Existing Holdings Notes as follows:

	Year ended	Nine Months ended
	December 31, 2004	October 1, 2005
Reduction of dividends related to repurchase of $60,000 of preferred units at 10.0%	$(6,150)	$(110)

(15) Represents increase in interest expense to reflect the Norcross Transaction as follows:

	Year ended	Nine Months ended
	December 31, 2004	October 1, 2005
Increase in PIK interest on $25,000 of the outstanding notes at 11.75%	$3,024	$1,927
Increase in interest expense on new term loan $88,000 at 6.0%	5,254	4,273
Increase in amortization of deferred financing fees	3,143	1,735
	$11,421	$7,935

(16)       Represents decrease in interest expense to reflect the Norcross Transaction as follows:

	Year ended December 31, 2004	Nine Months ended October 1, 2005
Reduction of interest expense related to repayment of term loan	$(5,151)	$(3,090)
Reduction of dividends related to repurchase of preferred units at 10.0%	(7,343)	(4,723)
Reduction of interest expense related to payment of other senior debt	(46)	(21)
Reduction of interest expense related to payment of other subordinated debt	(213)	(99)
Reduction of amortization of deferred financing fees related to write-off of existing deferred financing fees	(1,777)	(1,311)
	$(14,530)	$(9,244)

(17)       Represents the following to reflect the Norcross Transaction:

	Year ended	Nine Months ended
	December 31, 2004	October 1, 2005
Eliminate historical original issue discount on the Norcross senior subordinated notes	$(92)	$(58)
Increase in amortization of original issue discount related to $25,000 of the outstanding notes	232	135
Reduction of interest expense related to amortization of premium recorded to reflect Norcross senior subordinated notes at fair market value	(1,092)	(637)
Increase in interest expense related to amortization of discount recorded to reflect Existing Holdings Notes at fair market value	989	577
	$37	$17

(18)       Represents the following to reflect the FMP Transaction:

	Year ended	Nine months ended
	December 31, 2004	October 1, 2005
Increase in interest expense related to $65,000 increase in the term loan at 6.0%	$3,881	$2,881
Increase in interest expense related to $5,000 increase in revolving credit facility at 6.25%	313	234
Increase in amortization of deferred financing fees	268	202
	$4,462	$3,317

(19)       Eliminate interest expense for debt not assumed as part of the FMP Transaction.

(20)       Represents reduction of interest income related to cash not acquired at NSP Holdings as part of the Norcross Transaction.

(21) Represents elimination of seller transaction expenses recorded as part of the Norcross Transaction.